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                                                                 Exhibit 10.1(a)


                        [Confidential Portions Omitted]

                           Acclaim Entertainment Ltd.
                                  Moreau House
                              112-120 Brompton Road
                                 London SW3 1JJ

                                                              September 30, 2003
BAM Entertainment Limited
Upper Borough Court
Borough Wells
Bath
BA1 1RG

           RE ACCLAIM ENTERTAINMENT INC. -W- BAM ENTERTAINMENT LIMITED

Gentlemen:

We would like to clarify a number of provisions of the letter of intent entered into between our companies dated July 17, 2003.

Specifically:

      1. Wallace and Gromit PS2 - This product will be developed as 3 SKU's with associated minimum guaranteed royalties on each SKU payable as follows:

                  a.  PAL English                            $ [*]
                  b.  PAL German                             $ [*]
                  c.  PAL French, Italian, German, Spanish   $ [*]

                  Excess royalties are only payable once the total minimum guarantee is exceeded.

      2. Wallace and Gromit XBox - This product will be developed as 2 SKU's with associated minimum guaranteed royalties on each SKU payable as follows:

                  a.  PAL English                            $ [*]
                  b.  PAL French, Italian, German, Spanish   $ [*]

                  Excess royalties are only payable once the total minimum guarantee is exceeded.

________________

*Confidential portion omitted and filed separately with the Commission.
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      3.    Wallace and Gromit Gamecube - This product will be developed as 2
            SKU's with associated minimum guaranteed royalties on each SKU payable as follows:

                  a.  PAL English                             $   [*]
                  b.  PAL French, Italian, German, Spanish    $   [*]

                  Excess royalties are only payable once the $[*] total minimum guarantee is exceeded.

      4. Samarai Jack - This product will be developed as an English language Version only.

                                           Sincerely
                                           Acclaim Entertainment Limited

                                           By /s/ Simon Hosken
                                              ----------------

Agreed and Accepted

BAM Entertainment Limited

By /s/ Stephen Ambler
   ----------------------

________________

*Confidential portion omitted and filed separately with the Commission.